(HARRIS BRETALL LOGO)

                        HARRIS BRETALL SULLIVAN & SMITH
                               GROWTH EQUITY FUND

                                 ANNUAL REPORT

                                   Year Ended
                                 March 31, 2002

(HARRIS BRETALL LOGO)

March 31, 2002

Dear Shareholders:

  Since the events of September 2001, stock prices rebounded, although strength in the fourth quarter waned as the first quarter ended. Enron's failure temporarily slowed the market's advance as concerns about earnings quality rose. As the market determines the true level of earnings for more companies, confidence in reported numbers will increase and the bull market should resume.

  Investors began the first quarter fearing that the economy was experiencing one of the worst recessions in recent history, only to end the quarter with some strategists claiming there was no recession at all. Although the economic slowdown never recorded two consecutive quarters of negative GDP growth (the popular definition of a recession), the decline in corporate profitability was extreme. However, unlike previous economic contractions, consumer spending was largely untouched.

  Consumer spending was maintained due to a host of stimuli, including lower energy costs, attractive financing incentives, tax stimulus and liquidity created by home sales and refinancing. Consequently, despite a war, rising unemployment and slowing wage growth, consumption never faltered. These stimuli should continue through much of 2002, providing support for growth. The manufacturing sector is also showing signs of renewed vigor. Preliminary estimates for Industrial Production, based on order data during the first quarter, are for growth to move back to 6-8% in 2002. This follows a close to 6% decline for all of last year. For this sector of the economy, a "V" shaped recovery seems to be in store. As manufacturing rebounds, jobs will be created and incomes will grow. This will provide a solid foundation for continued growth in the economy as the impact from consumer stimuli diminishes later in the year.

  The Fund's overweighting in technology sectors was a large contributor to the Fund's performance over the past six months as growth stocks rebounded, resulting in better returns for the Fund than the Russell 1000 Growth Index. Looking forward, we are optimistic about the prospects for both the market and the economy, and are convinced the companies in the Fund portfolio are well positioned to profit from this environment. Adjustments to the Fund portfolio over the past two quarters reflect changes in specific company outlooks and our overall outlook. We invite you to review our outlook entitled Quarterly
Comments: A New Cycle Begins found on our website at www.hbss.com for a more in-depth discussion of our view of the markets.

  Sincerely,

  /s/John J. Sullivan                   /s/Gordon J. Ceresino

  John J. Sullivan, CFA                 Gordon J. Ceresino, CIMA
  Partner                               Partner

Please see the following Annual Report for complete performance information and fund holdings. Sector allocations are subject to change. This material must be preceded or accompanied by a current prospectus. Quasar Distributors, LLC, distributor. (05/02)

               HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND
          Value of $10,000 vs S&P 500 and Russell 1000 Growth Indexes

            Harris, Bretall, Sullivan         S&P 500           Russell 1000
   Date     & Smith Growth Equity Fund      with income      Growth with income
   ----     --------------------------      -----------      ------------------
  5/1/96             $10,000                  $10,000             $10,000
 3/31/97             $11,036                  $11,809             $11,446
 3/31/98             $16,224                  $17,480             $17,109
 3/31/99             $21,073                  $20,704             $21,918
 3/31/00             $26,945                  $24,422             $29,398
 3/31/01             $14,688                  $19,127             $16,838
 3/31/02             $13,930                  $19,174             $16,501

                          Average Annual Total Return
                          Periods Ended March 31, 2002
                    1 Year                           (5.16)%
                    Since inception (5/1/96)           5.76%

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Sector allocations are subject to change.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The Russell 1000 Growth Index measures the performance of those Russell 1000 securities with higher price-to book ratios and higher forecasted growth values. All indices are unmanaged and returns include reinvested dividends.

SCHEDULE OF INVESTMENTS at March 31, 2002


  SHARES                                                              VALUE
  ------                                                              -----
COMMON STOCKS: 95.8%

ADVERTISING: 2.0%
   2,000    Omnicom Group Inc.                                     $   188,800
                                                                   -----------

BANKS: 2.1%
   3,500    State Street Corp.                                         193,830
                                                                   -----------

BIOTECHNOLOGY: 3.2%
   6,000    Genentech, Inc.*<F1>                                       302,700
                                                                   -----------

COMPUTERS: 4.6%
  11,000    EMC Corp.*<F1>                                             131,120
  10,000    Sun Microsystems, Inc.*<F1>                                 88,200
   5,000    VERITAS Software Corp.*<F1>                                219,150
                                                                   -----------
                                                                       438,470
                                                                   -----------

DIVERSIFIED MANUFACTURING: 10.1%
  15,000    General Electric Co.                                       561,750
   3,000    Illinois Tool Works, Inc.                                  217,050
   1,500    Minnesota Mining &
              Manufacturing Co.                                        172,515
                                                                   -----------
                                                                       951,315
                                                                   -----------

ELECTRICAL COMPONENTS & EQUIPMENT: 1.5%
   2,500    Emerson Electric Co.                                       143,475
                                                                   -----------

FINANCIAL: 8.1%
  15,000    Charles Schwab Corp.                                       196,350
   6,000    Citigroup, Inc.                                            297,120
   3,000    Goldman Sachs Group, Inc.                                  270,750
                                                                   -----------
                                                                       764,220
                                                                   -----------

HEALTHCARE: 2.4%
   3,500    Johnson & Johnson                                          227,325
                                                                   -----------

INSURANCE: 4.1%
   3,000    American International
              Group, Inc.                                              216,420
   1,500    Marsh & McLennan
              Cos., Inc.                                               169,110
                                                                   -----------
                                                                       385,530
                                                                   -----------

MEDIA: 4.1%
   8,000    AOL Time Warner, Inc.*<F1>                                 189,200
   4,000    Viacom, Inc. - Class B*<F1>                                193,480
                                                                   -----------
                                                                       382,680
                                                                   -----------

OIL - INTERNATIONAL INTEGRATED: 2.3%
   5,000    Exxon Mobil Corp.                                          219,150
                                                                   -----------

PHARMACEUTICALS: 12.0%
   4,500    GlaxoSmithKline plc                                        211,500
  13,000    Pfizer, Inc.                                               516,620
   4,000    Pharmacia Corp.                                            180,320
   3,500    Wyeth                                                      229,775
                                                                   -----------
                                                                     1,138,215
                                                                   -----------

RETAIL: 8.7%
   5,500    Costco Wholesale Corp.*<F1>                                219,010
   4,000    Home Depot, Inc.                                           194,440
   5,000    Walgreen Co.                                               195,950
   3,500    Wal-Mart Stores, Inc.                                      214,515
                                                                   -----------
                                                                       823,915
                                                                   -----------

SEMICONDUCTORS: 12.8%
   4,000    Applied Materials, Inc.*<F1>                               217,080
   4,500    Broadcom Corp. - Class A*<F1>                              161,550
  15,000    Intel Corp.                                                456,150
   3,500    Novellus Systems, Inc.*<F1>                                189,490
   5,500    Texas Instruments, Inc.                                    182,050
                                                                   -----------
                                                                     1,206,320
                                                                   -----------

SOFTWARE: 11.0%
   4,000    Automatic Data Processing, Inc.                            233,080
   7,000    Microsoft Corp.*<F1>                                       422,170
   7,000    Oracle Corp.*<F1>                                           89,600
   9,000    Siebel Systems, Inc.*<F1>                                  293,490
                                                                   -----------
                                                                     1,038,340
                                                                   -----------

TELECOMMUNICATIONS: 4.6%
  22,000    Cisco Systems, Inc.*<F1>                                   372,460
  10,000    JDS Uniphase Corp.*<F1>                                     58,900
                                                                   -----------
                                                                       431,360
                                                                   -----------

TRANSPORTATION: 2.2%
   3,500    United Parcel Service,
              Inc. - Class B                                           212,800
                                                                   -----------

TOTAL COMMON STOCKS
            (cost $10,366,485)                                       9,048,445
                                                                   -----------

PRINCIPAL
  AMOUNT
---------
SHORT-TERM INVESTMENT: 1.0%
 $92,057    Federated Cash Trust
              (cost $92,057)                                            92,057
                                                                   -----------

TOTAL INVESTMENTS IN SECURITIES
  (cost $10,458,542+<F2>):  96.8%                                    9,140,502

Other Assets in excess
  of Liabilities:  3.2%                                                305,248
                                                                   -----------

NET ASSETS: 100.0%                                                 $ 9,445,750
                                                                   -----------
                                                                   -----------

 *<F1>  Non-income producing security.
 +<F2> At March 31, 2002, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

        Gross unrealized appreciation                              $   725,318
        Gross unrealized depreciation                               (2,043,358)
                                                                   -----------
        Net unrealized depreciation                                $(1,318,040)
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2002

ASSETS
Investments in securities, at value (cost $10,458,542 )            $ 9,140,502
Receivables:
     Due from advisor                                                   10,969
     Dividends and interest                                              7,479
     Investments sold                                                  340,349
Prepaid expenses                                                         8,654
                                                                   -----------
     Total assets                                                    9,507,953
                                                                   -----------

LIABILITIES
Payables:
     Fund shares redeemed                                               20,659
     Distribution fees                                                   4,835
     Administration fees                                                 2,712
Accrued expenses                                                        33,997
                                                                   -----------
     Total liabilities                                                  62,203
                                                                   -----------

NET ASSETS                                                         $ 9,445,750
                                                                   -----------
                                                                   -----------

Shares outstanding                                                     756,197
  (unlimited number of shares authorized, without par value)
Net asset value, offering and redemption price per share                $12.49
                                                                        ------
                                                                        ------

COMPONENTS OF NET ASSETS
Paid-in capital                                                    $14,517,929
Accumulated net realized loss on investments                        (3,754,139)
Net unrealized depreciation on investments                          (1,318,040)
                                                                   -----------
     Net assets                                                    $ 9,445,750
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended March 31, 2002

INVESTMENT INCOME
Income
     Dividends (net of foreign taxes of $299)                      $   113,638
     Interest                                                           12,599
                                                                   -----------
          Total income                                                 126,237
                                                                   -----------
Expenses
     Advisory fees                                                     117,204
     Distribution fees                                                  39,068
     Administration fees                                                30,000
     Transfer agent fees                                                28,836
     Fund accounting fees                                               25,854
     Audit fees                                                         21,909
     Registration fees                                                  14,319
     Reports to shareholders                                            13,174
     Custody fees                                                       10,633
     Trustee fees                                                        6,295
     Legal fees                                                          4,739
     Miscellaneous                                                       2,969
     Insurance expense                                                   1,505
                                                                   -----------
          Total expenses                                               316,505
          Less: fees waived and expenses absorbed                     (116,804)
                                                                   -----------
          Net expenses                                                 199,701
                                                                   -----------
              NET INVESTMENT LOSS                                      (73,464)
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments                                    (3,754,139)
Change in net unrealized
  appreciation/depreciation on investments                           2,872,809
                                                                   -----------
     Net realized and unrealized loss on investments                  (881,330)
                                                                   -----------
          NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS     $  (954,794)
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                   YEAR ENDED       YEAR ENDED
                                                 MARCH 31, 2002   MARCH 31, 2001
                                                 --------------   --------------
DECREASE IN NET ASSETS FROM:
OPERATIONS
Net investment loss                                $   (73,464)   $   (178,017)
Net realized gain/(loss) on investments             (3,754,139)          7,273
Change in net unrealized
  appreciation/depreciation on investments           2,872,809     (14,891,226)
                                                   -----------    ------------
Net decrease in net assets
  resulting from operations                           (954,794)    (15,061,970)
                                                   -----------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain                                  (1,116)       (338,437)
From return of capital                                     (73)             --
                                                   -----------    ------------
Net decrease in net assets resulting from
  distributions to shareholders                         (1,189)       (338,437)
                                                   -----------    ------------

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
  from net change in outstanding shares (a)<F3>     (6,892,350)      2,229,826
                                                   -----------    ------------
     TOTAL DECREASE IN NET ASSETS                   (7,848,333)    (13,170,581)

NET ASSETS
Beginning of year                                   17,294,083      30,464,664
                                                   -----------    ------------
END OF YEAR                                        $ 9,445,750    $ 17,294,083
                                                   -----------    ------------
                                                   -----------    ------------

(a)<F3>  A summary of capital share transactions is as follows:

                                     YEAR ENDED               YEAR ENDED
                                   MARCH 31, 2002           MARCH 31, 2001
                                --------------------     --------------------
                                 Shares       Value       Shares      Value
                                --------    --------     --------    --------
Shares sold                      413,496   $ 5,125,742    364,807  $ 7,386,380
Shares issued in reinvestment
  of distributions                    84         1,050     16,422      305,455
Shares redeemed                 (970,704)  (12,019,142)  (311,988)  (5,462,009)
                                --------  ------------   --------  -----------
Net increase (decrease)         (557,124) $ (6,892,350)    69,241  $ 2,229,826
                                --------  ------------   --------  -----------
                                --------  ------------   --------  -----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                                           YEAR ENDED MARCH 31,
                                                     2002           2001           2000           1999           1998
                                                     ----           ----           ----           ----           ----
Net asset value,
  beginning of year                                 $13.17         $24.49         $20.24         $16.20         $11.03
                                                    ------         ------         ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss                             (0.10)         (0.14)         (0.11)         (0.08)         (0.02)
     Net realized and
       unrealized gain (loss)
       on investments                                (0.58)        (10.93)          5.60           4.77           5.20
                                                    ------         ------         ------         ------         ------
Total from
  investment operations                              (0.68)        (11.07)          5.49           4.69           5.18
                                                    ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
     From net realized gain                             --#<F4>     (0.25)         (1.24)         (0.65)         (0.01)
                                                    ------         ------         ------         ------         ------
Net asset value,
end of year                                         $12.49         $13.17         $24.49         $20.24         $16.20
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------
Total return                                         (5.16)%       (45.49)%        27.87%         29.88%         47.02%

RATIOS/SUPPLEMENTAL DATA:
Net assets,
  end of year (millions)                              $9.4          $17.3          $30.5          $17.1          $12.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
  expenses absorbed                                   2.05%          1.49%          1.66%          1.95%          2.39%
After fees waived and
  expenses absorbed                                   1.29%          1.29%          1.29%          1.29%          1.29%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and
  expenses absorbed                                  (1.23)%        (0.86)%        (1.03)%        (1.19)%        (1.42)%
After fees waived and
  expenses absorbed                                  (0.47)%        (0.65)%        (0.66)%        (0.53)%        (0.31)%
Portfolio turnover rate                              34.16%         41.47%         55.07%         52.77%         40.96%

#<F4>  Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS at March 31, 2002

NOTE 1 - ORGANIZATION

     Harris Bretall Sullivan & Smith Growth Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified management investment company. The Fund began operations on May 1, 1996. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. Federal Income Taxes. The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. At March 31, 2002, the Fund had a capital loss carryforward of $2,043,856 which will expire in 2010. Under current tax laws, losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had post-October losses of $1,710,283, which will be treated as arising on the first day of the fiscal year ending March 31, 2003.

     C. Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
          Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are due to differing treatments for items such as deferral of wash sales, net operating losses and capital loss carryforwards. Permanent items identified in the year ended March 31, 2002, have been reclassified among components of net assets as follows: a decrease in paid in capital by $92,947 and an increase in accumulated net investment loss and accumulated net realized loss by $73,464 and $19,483, respectively. Net assets were not affected by the change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the year ended March 31, 2002, Harris Bretall Sullivan & Smith L.L.C. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the year ended March 31, 2002, the Fund incurred $117,204 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total expenses to not more than 1.29% of average daily net assets. Any fee withheld and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fees waived and expenses absorbed relate, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. For the year ended March 31, 2002, the Advisor waived fees of $116,804. At March 31, 2002, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund is $389,134. The Advisor may recapture $165,222 of the above amount no later than March 31, 2003, $55,690 no later than March 31, 2004, $51,418 no later than March 31, 2005 and $116,804 no later than March 31, 2006.

     U.S. Bancorp Fund Services, LLC ("USBFS" the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate, with a minimum fee of $30,000:

     Under $25 million - 0.12% of average daily net assets $25 to $50 million - 0.07% of average daily net assets $50 to $100 million - 0.05% of average daily net assets Over $100 million - 0.03% of average daily net assets

     For the year ended March 31, 2002, the Fund incurred $30,000 in administration fees.

     Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     U.S. Bank, N.A., an affiliate of USBFS, serves as custodian to the Fund.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the year ended March 31, 2002, the Fund paid to the Distributor $39,068.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from the sale of securities, other than short-term investments, for the year ended March 31, 2002, were $5,033,910 and $11,274,456, respectively.

NOTE 6 - REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

NOTE 7 - DISTRIBUTIONS TO SHAREHOLDERS

     On December 14, 2001, a distribution of $0.001 per share was declared. The dividend was paid on December 17, 2001, to shareholders of record on December 13, 2001.

     The tax character of distributions paid for the years ended March 31, 2002 and 2001 were as follows:

                                            2001                 2002
                                            ----                 ----
     Distributions paid from:
        Ordinary income                   $     --              $   --
        Long-term capital gain            $338,437              $1,116
                                          --------              ------
                                          $338,437              $1,116
        Return of capital                       --                  73
                                          --------              ------
                                          $338,437              $1,189

     As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:

     Undistributed ordinary income                                       --
     Accumulated capital and other losses                        (3,754,139)
     Unrealized depreciation                                     (1,318,040)

NOTE 8 - INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The Statement of Additional Information includes additional information about the Fund's officers and trustees and is available, without charge, upon request.

                                                        INDEPENDENT TRUSTEES
                                                        --------------------

                                        TERM OF                                                     # OF FUNDS     OTHER
                         POSITION       OFFICE AND                                                  IN COMPLEX     DIRECTORSHIPS
                         HELD WITH      LENGTH OF       PRINCIPAL OCCUPATION                        OVERSEEN       HELD BY
NAME, AGE AND ADDRESS    THE TRUST      TIME SERVED     DURING PAST FIVE YEARS                      BY TRUSTEE     TRUSTEE
---------------------    ---------      -----------     ----------------------                      ----------     -------------
Dorothy A. Berry         Chairman       Indefinite      Talon Industries (venture                   18             Not
Born (1943)              and            Term            capital & business                                         Applicable
4455 E. Camelback Rd.,   Trustee        Since           consulting); formerly
Suite 261-E                             May 1991        Chief Operating Officer,
Phoenix, AZ  85018                                      Integrated Assets Management
                                                        (investment advisor and
                                                        manager) and formerly
                                                        President, Value Line, Inc.,
                                                        (investment advisory &
                                                        financial publishing firm).

Wallace L. Cook          Trustee        Indefinite      Retired. Formerly Senior                    18             Not
Born (1939)                             Term            Vice President, Rockefeller                                Applicable
4455 E. Camelback Rd.,                  Since           Trust Co.; Financial
Suite 261-E                             May 1991        Counselor, Rockefeller & Co.
Phoenix, AZ  85018

Carl A. Froebel          Trustee        Indefinite      Private Investor.  Formerly                 18             Not
Born (1938)                             Term            Managing Director, Premier                                 Applicable
4455 E. Camelback Rd.,                  Since           Solutions, Ltd.  Formerly
Suite 261-E                             May 1991        President and Founder,
Phoenix, AZ  85018                                      National Investor Data
                                                        Services, Inc. (investment
                                                        related computer software).

Rowley W.P. Redington    Trustee        Indefinite      President; Intertech                        18             Not
Born (1944)                             Term            (consumer electronics and                                  Applicable
4455 E. Camelback Rd.,                  Since           computer service and
Suite 261-E                             May 1991        marketing); formerly Vice
Phoenix, AZ  85018                                      President, PRS of New Jersey,
                                                        Inc. (management consulting),
                                                        and Chief Executive Officer,
                                                        Rowley Associates (consultants).

                                                  INTERESTED TRUSTEES AND OFFICERS
                                                  --------------------------------

                                        TERM OF                                                     # OF FUNDS     OTHER
                         POSITION       OFFICE AND                                                  IN COMPLEX     DIRECTORSHIPS
                         HELD WITH      LENGTH OF       PRINCIPAL OCCUPATION                        OVERSEEN       HELD BY
NAME, AGE AND ADDRESS    THE TRUST      TIME SERVED     DURING PAST FIVE YEARS                      BY TRUSTEE     TRUSTEE
---------------------    ---------      -----------     ----------------------                      ----------     -------------
Steven J. Paggioli       President      Indefinite      Consultant, U.S. Bancorp                    18             Trustee,
Born (1950)              and            Term            Fund Services, LLC                                         Managers
915 Broadway             Trustee        Since           since July, 2001; formerly                                 Funds.
New York, NY  10010                     May 1991        Executive Vice President,
                                                        Investment Company
                                                        Administration, LLC
                                                        ("ICA") (mutual fund
                                                        administrator and the
                                                        Fund's former administrator).

Robert M. Slotky         Treasurer      Indefinite      Vice President, U.S.                                       Not
Born (1947)                             Term            Bancorp Fund Services,                                     Applicable
2020 E. Financial Way,                  Since           LLC since July, 2001;
Suite 100                               May 1991        formerly, Senior Vice
Glendora, CA  91741                                     President, ICA (May 1997-
                                                        July 2001); former instructor
                                                        of accounting at California
                                                        State University-Northridge
                                                        (1997).

Chad E. Fickett          Secretary      Indefinite      Compliance Administrator,                                  Not
Born (1973)                             Term            U.S. Bancorp Fund                                          Applicable
615 E. Michigan St.                     Since           Services, LLC since
Milwaukee, WI  53202                    March 2002      July, 2000.

REPORT OF INDEPENDENT AUDITORS
TO THE SHAREHOLDERS OF
HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND AND THE
BOARD OF TRUSTEES OF PROFESSIONALLY MANAGED PORTFOLIOS

  We have audited the accompanying statement of assets and liabilities of Harris Bretall Sullivan & Smith Growth Equity Fund (the "Fund"), a series of Professionally Managed Portfolios, including the schedule of investments, as of March 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Harris Bretall Sullivan & Smith Growth Equity Fund as of March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP

LOS ANGELES, CALIFORNIA
MAY 13, 2002

                                    Advisor
                     HARRIS BRETALL SULLIVAN & SMITH L.L.C.
                         One Sansome Street, Suite 3300
                            San Francisco, CA  94104
                                 (415) 765-8300

                                  Distributor
                            QUASAR DISTRIBUTORS, LLC
                             615 E. Michigan Street
                              Milwaukee, WI  53202

                                   Custodian
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45201

                     Transfer and Dividend Disbursing Agent
                          ORBITEX DATA SERVICES, INC.
                                P.O. Box 542007
                             Omaha, NE  68154-1952
                                 (800) 282-2340

                            Independent Accountants
                               ERNST & YOUNG LLP
                           725 South Figueroa Street
                             Los Angeles, CA  90017

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                         San Francisco, CA  94105-3441